UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 1, 2005

APPLIED DIGITAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

MISSOURI	000-26020	43-1641533
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1690 SOUTH CONGRESS AVENUE, SUITE 200
DELRAY BEACH, FLORIDA 33445
(Address of principal executive offices)

561-805-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition

On November 1, 2005, Applied Digital Solutions, Inc. (the "Company") issued a press release announcing its unaudited financial results for the three and the nine-months ended September 30, 2005,  which is set forth as Exhibit 99.1 to this Current Report on Form 8-K.

The press release includes one or more non-GAAP financial measures within the meaning of Regulation G. With respect to each non-GAAP financial measure, the Company has disclosed the most directly comparable financial measure calculated and presented in accordance with GAAP and a reconciliation of each non-GAAP measure to the most directly comparable GAAP measure. The non-GAAP financial measures were presented in the press release because the Company's management believes that the non-GAAP financial results are meaningful to investors because they provide a consistent comparison of prior period results.

The information in this Current Report on Form 8-K and the attached exhibit are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  The information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01.              Financial Statements and Exhibits

(c)	The following exhibit is being furnished herewith:

99.1	Press release of Applied Digital Solutions, Inc. dated November 1, 2005, announcing its third quarter 2005 financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED DIGITAL SOLUTIONS, INC.

Date: November 4, 2005	By:	/s/ LORRAINE M. BREECE
Name: Lorraine M. Breece Title: Vice President and Chief Accounting Officer